                                  AMENDMENT NO. 1
                                     AND WAIVER
                            Dated as of November 3, 1998
                                         to
                       AMENDED AND RESTATED CREDIT AGREEMENT
                             Dated as of March 19, 1998


              THIS AMENDMENT NO. 1 AND WAIVER ("Amendment") is made as of November 3, 1998 by and among IFR SYSTEMS, INC. (the "Borrower"), the financial institutions parties hereto as Lenders, and THE FIRST NATIONAL BANK OF CHICAGO, in its capacity as contractual representative (the "Agent") under that certain Amended and Restated Credit Agreement dated as of March 19, 1998 by and among the Borrower, the Lenders and the Agent (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

              WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement; and

              WHEREAS, the Borrower has notified the Agent and the Lenders that the Borrower is in violation of Section 7.4(B) of the Credit Agreement to the extent that the Borrower's Leverage Ratio for the fiscal quarter ending on September 30, 1998 was greater than 4.25 to 1.0 (the "Applicable Default");

              WHEREAS, the Borrower has requested that the Agent and the Required Lenders waive the Applicable Default and amend the Credit Agreement in certain respects, and the Required Lenders and the Agent are willing to waive the Applicable Default and to amend the Credit Agreement on the terms and conditions set forth herein, it being expressly understood that the waiver set forth herein shall in no event constitute a waiver by the Lenders or the Agent of any other breach of the Credit Agreement or any of the Lenders' or Agent's rights or remedies with respect thereto;

              NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent have agreed to the following amendments to the Credit Agreement:

              1. AMENDMENT TO CREDIT AGREEMENT. Effective as of the Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in SECTION 3 below, the Credit Agreement is hereby amended as follows:

              1.1 SECTION 1.1 of the Credit Agreement is amended (i) to delete the definition of "REVOLVING CREDIT AVAILABILITY" now appearing therein, and to substitute the following therefor:

              "REVOLVING CREDIT AVAILABILITY" means, at any particular time, the amount by which (i) the Aggregate Revolving Loan Commitment at such time exceeds (ii) the

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       sum of (a) the Dollar Amount of the Revolving Credit Obligations at
       such time PLUS (b) the Seasonal Reserve.

; and (ii) to insert alphabetically the following new definition:

              "SEASONAL RESERVE" means, for the period commencing on November 3, 1998 through and including June 29, 1999, Five Million Dollars ($5,000,000), and at all other times, $0.

              1.2 SECTION 2.2 of the Credit Agreement is amended to insert the phrase "PLUS the Seasonal Reserve" immediately after the phrase "Revolving Credit Obligations" now appearing in the first sentence thereof.

              1.3 SECTION 2.3(A) of the Credit Agreement is amended to insert the phrase "PLUS the Seasonal Reserve" immediately after the phrase "Revolving Credit Obligations" now appearing in the first sentence thereof.

              1.4 SECTION 2.5(B)(i)(c) of the Credit Agreement is amended to insert the phrase "PLUS the Seasonal Reserve" immediately after each occurrence of the phrase "Revolving Credit Obligations" now appearing therein.

              1.5 SECTION 2.5(B)(ii) of the Credit Agreement is amended to insert the phrase "PLUS the Seasonal Reserve" immediately after the phrase "Revolving Credit Obligations" now appearing therein.

              1.6 SECTION 2.6 of the Credit Agreement is amended to insert the phrase "PLUS the Seasonal Reserve" immediately after each occurrence of the phrase "Revolving Credit Obligations" now appearing in the first sentence thereof.

              1.7 SECTION 2.15(C) of the Credit Agreement is amended to insert the phrase "PLUS the Seasonal Reserve" immediately after the phrase "Revolving Credit Obligations (excluding the outstanding principal amount of the Swing Line Loans)" now appearing therein.

              1.8 SECTION 2.15(D) of the Credit Agreement is amended by adding the following new SUBSECTION (iv) at the end thereof:

              "(iv) Notwithstanding anything herein to the contrary, from November 3, 1998 to but not including the fifth Business Day following receipt of the Borrower's financial statements delivered pursuant to SECTION 7.1(A)(i) for the fiscal quarter ending on June 30, 1999, (x) the Applicable Floating Rate Margins shall be equal to (i) 1.75% with respect to all Tranche A Term Loans and Revolving Loans, and (ii) 2.25% with respect to all Tranche B Term Loans, and (y) the Applicable Eurocurrency Margins shall be equal to (i) 2.75% with respect to all Tranche A Term Loans and Revolving Loans and (ii) 3.25% with respect to all Tranche B Term Loans."

              1.9 SECTION 3.3(i) of the Credit Agreement is amended to insert the phrase "PLUS the Seasonal Reserve" immediately after the phrase "Revolving Credit Obligations" now appearing therein.

              1.10 SECTION 5.2(iii) of the Credit Agreement is amended to insert the phrase "PLUS the Seasonal Reserve" immediately after the phrase "Revolving Credit Obligations" now appearing therein.

              1.11 SECTION 7.3(F) of the Credit Agreement is hereby deleted in its entirety, and the following is substituted therefor:

              "(F)   RESTRICTED PAYMENTS.  From and after November 3, 1998, the
       Borrower shall not declare or make any Restricted Payment."

              1.12 SECTION 7.3(N) is hereby amended to insert immediately prior to the period (".") at the end thereof, the following:

              "; PROVIDED, HOWEVER, that the Borrower and its Subsidiaries may change its fiscal year to be the twelve-month accounting period ending on the last day of March each year."

              1.13 SECTION 7.4(B) of the Credit Agreement is amended (a) to delete the phrase, "(i) 4.25 to 1.00 for each fiscal quarter for the period commencing with the fiscal quarter ending on June 30, 1998 through the fiscal quarter ending on September 30, 1998; and (ii) 4.00 to 1.00 for each fiscal quarter for the period commencing with the fiscal quarter ending on December 31, 1998 through the fiscal quarter ending March 31, 1999; and" now appearing therein and (b) to renumber the remaining clauses accordingly.

              1.14 SECTION 7.4 of the Credit Agreement is hereby amended to insert the following new SUBSECTION (E):

                            "(E)   MINIMUM EBITDA.  The Borrower shall not
                     permit its EBITDA to be less than (i) $3,800,000 for the fiscal quarter ending on December 31, 1998 and (ii) $4,700,000 for the fiscal quarter ending on March 31, 1999. For purposes of this SECTION 7.4(E), EBITDA shall be calculated determined as of the last day of each fiscal quarter based on the actual amount for the three-month period ending on such day, calculated, with respect to Permitted Acquisitions, on a PRO FORMA basis using historical audited and reviewed unaudited financial statements obtained from the seller, broken down by fiscal quarter in the Borrower's reasonable judgment."

              2.  WAIVER.

              2.1 Upon the effectiveness of this Amendment in accordance with the provisions of SECTION 3 below, and only so long as the Borrower's EBITDA (determined as of the last day of the fiscal quarter ending on September 30, 1998 based on the actual amount for the three-month period ending on such day) shall be equal to or greater than $1,975,000, the

Agent and the Required Lenders hereby waive the Applicable Default, and the Lenders' and the Agent's rights and remedies arising therefrom.

               3. CONDITIONS OF EFFECTIVENESS. The effectiveness of this Amendment is subject to the condition precedent that the Agent shall have received the following documents:

                            (i) duly executed originals of this Amendment from the Borrower, the Required Lenders and the Agent;

                            (ii) duly executed originals of the Reaffirmation attached hereto from each Domestic Incorporated Subsidiary of the Borrower;

                            (iii)  an amendment fee paid to the Agent in
                     immediately available funds for the account of each Lender equal to .25% of the aggregate Commitment of each Lender;

                            (iv) duly executed originals of the Fee Letter, dated as of November 3, 1998, from the Borrower; and

                            (v)    such other documents, instruments and
                     agreements as the Agent may reasonably request.

Upon the satisfaction of the foregoing conditions precedent, this Amendment shall become effective (the "Effective Date").

              4. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower hereby represents and warrants as follows:

              (a) This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

              (b) Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement, as amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Effective Date of this Amendment.

              5.  REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT.

              (a) Upon the effectiveness of SECTION 1 hereof, each reference to the Credit Agreement in the Credit Agreement and each other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

              (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

              (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein with respect to the Applicable Default, operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

              6 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal laws (including, without limitation, 735 ILCS 105/5-1 et seq., but otherwise without regard to the conflicts of laws provisions) of the State of Illinois.

              7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

              8. COUNTERPARTS. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

              IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                   IFR SYSTEMS, INC.


                                   By:
                                        ----------------------------------
                                        Name:
                                        Title:


                                   THE FIRST NATIONAL BANK OF
                                   CHICAGO, as Agent and as Lender

                                   By:
                                        ----------------------------------
                                        Name:
                                        Title:


                                   INTRUST BANK, as a Lender


                                   By:
                                        ----------------------------------
                                        Name:
                                        Title:


                                   THE BANK OF NOVA SCOTIA, as a Lender


                                   By:
                                        ----------------------------------
                                        Name:
                                        Title:


                                   HARRIS TRUST AND SAVINGS BANK, as a Lender


                                   By:
                                        ----------------------------------
                                        Name:
                                        Title:


SIGNATURE PAGE TO AMENDMENT NO. 1
TO AMENDED AND RESTATED CREDIT AGREEMENT

                                   NATIONAL WESTMINSTER BANK PLC, as a Lender


                                   By:
                                        ----------------------------------
                                        Name:
                                        Title:


                                   UNION BANK OF CALIFORNIA, N.A., as a Lender


                                   By:
                                        ----------------------------------
                                        Name:
                                        Title:


                                   LLOYDS BANK PLC, as a Lender


                                   By:
                                        ----------------------------------
                                        Name:
                                        Title:


SIGNATURE PAGE TO AMENDMENT NO. 1
TO AMENDED AND RESTATED CREDIT AGREEMENT

                                   REAFFIRMATION

              Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 and Waiver to the Amended and Restated Credit Agreement dated as of March 19, 1998 by and among IFR Systems, Inc., a Delaware corporation (the "Borrower"), the lenders from time to time parties thereto (collectively, the "Lenders") and The First National Bank of Chicago, as one of the Lenders and in its capacity as contractual representative (the "Agent") on behalf of itself and the other Lenders, (as amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") which Amendment No. 1 and Waiver is dated as of November 3, 1998 (the "WAIVER AND AMENDMENT"). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit
Agreement.   Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned reaffirms the terms and conditions of the Guaranty, Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and are hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Waiver and Amendment and as the same may from time to time hereafter be amended, modified or restated.



Dated:  November 3, 1998          IFR AMERICAS, INC., formerly known as
                                  IFR Instruments, Inc.
                                  PK TECHNOLOGY, INC.
                                  IFR INSTRUMENTS OF TEXAS, INC.,
                                  formerly known as Marconi Instruments, Inc.
                                  IFR FINANCE, INC.


                               By
                                  -----------------------------------------
                                  Name:
                                  Title: